SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2008

SALARY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-33312	04-3465241
(Commission file number)	(I.R.S. employer identification no.)

195 West Street, Waltham, Massachusetts 02451

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (781) 464-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Salary.com, Inc. held its annual meeting of stockholders on September 18, 2008. At the annual meeting, the stockholders approved an amendment to the Salary.com, Inc. 2007 Stock Option and Incentive Plan to increase the number of shares of Salary.com common stock authorized for issuance under the plan from 3,000,000 shares to 5,800,000 shares. The Proxy Statement dated July 29, 2008, for the 2008 Annual Meeting of Stockholders contains a description of the terms and conditions of the plan, and that description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	The Salary.com, Inc. 2007 Stock Option and Incentive Plan, included as Appendix A to the Proxy Statement dated July 29, 2008, for the 2008 Annual Meeting of Stockholders of the registrant, is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARY.COM, INC.

Date: September 23, 2008	By:	/s/ Bryce Chicoyne
Bryce Chicoyne
Senior Vice President, Chief Financial Officer and Treasurer

3